Exhibit 99.1
Coupang Announces Results for Third Quarter 2025
Net Revenues of $9.3 billion, up 18% YoY and 20% on a constant currency basis
Gross Profit of $2.7 billion, up 20% YoY and 22% on a constant currency basis
Operating Income of $162 million, an increase of $53 million over last year
Operating Cash Flow of $2.4 billion and Free Cash Flow of $1.3 billion for the trailing twelve months
SEATTLE - (BUSINESS WIRE) November 4, 2025—Coupang, Inc. (NYSE: CPNG) today announced financial results for its third quarter ended September 30, 2025.
Q3 2025 Consolidated Highlights:
•Net revenues were $9.3 billion, up 18% YoY on a reported basis and 20% YoY on a constant currency basis.
•Gross profit increased 20% YoY and 22% YoY on a constant currency basis to $2.7 billion. Gross profit margin was 29.4%, an improvement of 51 bps YoY.
•Operating income was $162 million, an increase of $53 million over last year.
•Net income and net income attributable to Coupang stockholders were $95 million, increasing $31 million and $25 million, respectively, from last year.
•Diluted EPS was $0.05, an increase of $0.01 over last year.
•Adjusted EBITDA for the quarter was $413 million with a margin of 4.5%, up 10 bps from last year.
•Operating cash flow for the trailing twelve months was $2.4 billion, an increase of $549 million YoY, and free cash flow was $1.3 billion for the trailing twelve months, an increase of $333 million YoY.
•2.8 million shares of Class A common stock were repurchased during the quarter for an aggregate amount of $81 million.
Q3 2025 Segment Highlights:
•Product Commerce segment net revenues were $8.0 billion, up 16% YoY on a reported basis and 18% YoY on a constant currency basis.
•Product Commerce gross profit was $2.6 billion, up 24% YoY on a reported basis and 26% YoY on a constant currency basis. Gross profit margin was 32.1%, an increase of 212 bps YoY.
•Product Commerce segment adjusted EBITDA was $705 million, up $235 million YoY, with a margin of 8.8%, up 201 bps YoY.
•Product Commerce Active Customers reached 24.7 million, growing 10% YoY.
•Developing Offerings segment net revenues were $1.3 billion, up 32% YoY on a reported basis and 31% on a constant currency basis.
•Developing Offerings segment adjusted EBITDA was a loss of $292 million, increasing $165 million YoY.

Coupang, Inc.	Q3 2025 Earnings Release	1

Third Quarter 2025 Results
Consolidated Financial Summary

(in millions, except net revenues per Product Commerce Active Customer and earnings per share)	Three Months Ended September 30,
	2025	2024	% Change
Total net revenues	$9,267	$7,866	18%
Total net revenues growth, constant currency(1)			20%
Net revenues per Product Commerce Active Customer	$323	$307	5%
Net revenues per Product Commerce Active Customer, constant currency	$329		7%
Product Commerce Active Customers	24.7	22.5	10%
Gross profit(2)	$2,720	$2,269	20%
Gross profit growth, constant currency(1)(2)			22%
Operating income	$162	$109	49%
Net income	$95	$64	48%
Net income attributable to Coupang stockholders	$95	$70	36%
Adjusted EBITDA(1)	$413	$343	20%
Earnings per share, basic and diluted	$0.05	$0.04	25%
Net cash provided by operating activities	$792	$334	137%
Free cash flow(1)	$442	$(42)	NM(3)
Segment Information

	Three Months Ended September 30,
(in millions)	2025	2024	% Change
Product Commerce
Net revenues	$7,980	$6,891	16%
Net revenues growth, constant currency(1)			18%
Gross profit(2)	$2,564	$2,068	24%
Gross profit growth, constant currency(1)(2)			26%
Segment adjusted EBITDA	$705	$470	50%
Developing Offerings
Net revenues	$1,287	$975	32%
Net revenues growth, constant currency(1)			31%
Gross profit(2)	$156	$201	(22)%
Gross profit growth, constant currency(1)(2)			(24)%
Segment adjusted EBITDA	$(292)	$(127)	130%
_________
(1)Net revenues growth, constant currency, gross profit growth, constant currency, adjusted EBITDA, and free cash flow are non-GAAP financial measures as defined by the Securities and Exchange Commission (the “SEC”). See the “Non-GAAP Financial Measures” and “Reconciliations of Non-GAAP Measures” sections herein for more information regarding our use of these measures and reconciliations to the most directly comparable financial measures calculated in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
(2)Gross profit is calculated as total net revenues minus cost of sales.
(3)Non-meaningful.

Coupang, Inc.	Q3 2025 Earnings Release	2

Webcast and Conference Call
Coupang, Inc. will host a conference call to discuss third quarter results on November 4, 2025 at 2:30 PM PT/ 5:30 PM ET. A live webcast of the conference call will be available on our Investor Relations website, ir.aboutcoupang.com, and a replay of the conference call will be available for at least three months. This press release, including the reconciliations of certain non-GAAP measures to their nearest comparable U.S. GAAP measures, as well as our third quarter earnings presentation, are also available on that site.
About Coupang
Coupang is a technology and Fortune 150 company listed on the New York Stock Exchange (NYSE: CPNG) that provides retail, restaurant delivery, video streaming, and fintech services to customers around the world under brands that include Coupang, Eats, Play, Rocket Now, and Farfetch.

Investor Contact:	Media Contact:
Coupang IR	Coupang PR
ir@coupang.com	press@coupang.com

Coupang, Inc.	Q3 2025 Earnings Release	3

FORWARD-LOOKING STATEMENTS
This earnings release or related management commentary may contain statements that may be deemed to be "forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (together, the “Act”), that are intended to enjoy the protection of the safe harbor for forward-looking statements provided by the Act as well as protections afforded by other federal securities laws.
We have based the forward-looking statements contained in this earnings release and related management commentary on our current expectations and projections about future events and trends that we believe may affect our industry, business, financial condition, and results of operations. All statements other than statements of historical facts contained in this earnings release and related management commentary, including statements about our business and growth strategies, anticipated or target revenues, margins, cash flows, and other operating or financial results, our planned investments in new products and offerings, and their anticipated outcomes, are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as "anticipate," "believe," "contemplate," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "should," "target," "toward," "will," "shall," "goal," "objective," "seek," "strategy," "future," “opportunity,” “runway,” “trajectory,” "continue," or "would," or the negative of these words or other similar terms or expressions. Actual results and outcomes could differ materially for a variety of reasons, including, among others, risks and uncertainties regarding the continued growth of the retail market, changes in consumer preferences and spending patterns, the increased acceptance of online transactions by potential customers, competition in our industry, managing our growth, investment, and expansion into new markets and offerings, risks associated with current and future acquisitions, mergers, dispositions, joint ventures or investments, potential fluctuations in our financial performance, the extent to which we owe income or other taxes, our ability to retain existing suppliers and to add new suppliers, our market position, our operation and management of our fulfillment and delivery infrastructure, legal and regulatory developments, the outcomes of any claims, litigation, audits, inspections and investigations, and the impact of global economic factors including inflation, foreign currency exchange rates, geopolitical events, and tariffs and other trade barriers. The forward-looking statements contained in this earnings release and related management commentary are also subject to other risks and uncertainties that could cause actual results to differ from the results predicted. For additional information on other potential risks and uncertainties that could cause actual results to differ from the results predicted, please see our most recent Annual Report on Form 10-K and subsequent SEC filings. All forward-looking statements in this earnings release or related management commentary are based on information available to Coupang and assumptions and beliefs as of the date hereof, and we disclaim any obligation to update any forward-looking statements, except as required by law. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements.
Investors and others should note that we may announce material business and financial information to our investors using our investor relations website (ir.aboutcoupang.com), our filings with the SEC, webcasts, press releases, and conference calls. We use these mediums, including our investor relations website, to communicate with investors and the general public about our company, our offerings, and other issues. It is possible that the information that we make available on our investor relations website may be deemed to be material information. We therefore encourage investors and others interested in our company to review the information that we make available on our investor relations website.

Coupang, Inc.	Q3 2025 Earnings Release	4

COUPANG, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(in millions, except per share amounts)	2025	2024	2025	2024
Net retail sales	$7,081	$6,140	$19,676	$17,814
Net other revenue	2,186	1,726	6,023	4,489
Total net revenues	9,267	7,866	25,699	22,303

Cost of sales	6,547	5,597	18,102	15,963
Operating, general and administrative	2,558	2,160	7,132	6,216
Total operating cost and expenses	9,105	7,757	25,234	22,179

Operating income	162	109	465	124

Interest income	52	55	152	163
Interest expense	(22)	(36)	(70)	(100)
Other (expense) income, net	(27)	4	28	7
Income before income taxes	165	132	575	194

Income tax expense	70	68	335	259

Net income (loss)	95	64	240	(65)
Net income (loss) attributable to noncontrolling interests	—	(6)	6	(63)
Net income (loss) attributable to Coupang stockholders	95	70	234	(2)

Earnings per share
Basic and diluted	$0.05	$0.04	$0.13	$—

Weighted-average shares outstanding
Basic	1,823	1,795	1,816	1,792
Diluted	1,864	1,829	1,853	1,792

Coupang, Inc.	Q3 2025 Earnings Release	5

COUPANG, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited)

(in millions)	September 30, 2025	December 31, 2024
Assets
Cash and cash equivalents	$7,229	$5,879
Restricted cash	95	151
Accounts receivable, net	393	407
Inventories	2,487	2,099
Prepaids and other current assets	602	458
Total current assets	10,806	8,994

Property and equipment, net	3,506	2,813
Operating lease right-of-use assets	2,717	2,016
Intangible assets, net	201	271
Deferred tax assets	655	622
Long-term lease deposits and other	783	628
Total assets	$18,668	$15,344

Liabilities, redeemable noncontrolling interests, and equity
Accounts payable	$6,795	$5,554
Accrued expenses	467	461
Deferred revenue	210	141
Short-term borrowings	1,371	479
Current portion of long-term debt	—	66
Current portion of long-term operating lease obligations	519	422
Other current liabilities	831	593
Total current liabilities	10,193	7,716

Long-term debt	618	988
Long-term operating lease obligations	2,441	1,770
Defined severance benefits and other	675	693
Total liabilities	13,927	11,167

Commitments and contingencies

Redeemable noncontrolling interests	—	75

Equity
Common stock	—	—
Class A — shares authorized 10,000, outstanding 1,665 and 1,643 Class B — shares authorized 250, outstanding 158 and 158
Additional paid-in capital	9,063	8,736
Accumulated other comprehensive loss	(327)	(404)
Accumulated deficit	(3,995)	(4,229)
Noncontrolling interests	—	(1)
Total equity	4,741	4,102
Total liabilities, redeemable noncontrolling interests, and equity	$18,668	$15,344

Coupang, Inc.	Q3 2025 Earnings Release	6

COUPANG, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited)

	Nine Months Ended September 30,
(in millions)	2025	2024
Operating activities
Net income (loss)	$240	$(65)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	381	313
Provision for severance benefits	177	138
Equity-based compensation	352	311
Non-cash operating lease expense	369	325
Deferred income taxes	(4)	142
Other	178	175
Change in operating assets and liabilities, net of acquisition:
Accounts receivable, net	9	116
Inventories	(408)	(234)
Other assets	(405)	(264)
Accounts payable	935	310
Accrued expenses	(9)	32
Other liabilities	(124)	(89)
Net cash provided by operating activities	1,691	1,210

Investing activities
Purchases of property and equipment	(891)	(665)
Proceeds from sale of property and equipment	5	8
Net cash acquired in acquisition	—	68
Other investing activities	8	(89)
Net cash used in investing activities	(878)	(678)

Financing activities
Proceeds from issuance of common stock, equity-based compensation plan	4	3
Repurchase of Class A common stock	(81)	(178)
Proceeds from short-term borrowings and long-term debt	2,182	425
Repayment of short-term borrowings and long-term debt	(1,817)	(383)
Other financing activities	(28)	44
Net cash provided by (used in) financing activities	260	(89)
Effect of exchange rate changes on cash and cash equivalents and restricted cash	220	(78)
Net increase in cash and cash equivalents and restricted cash	1,293	365
Cash and cash equivalents and restricted cash, as of beginning of period	6,031	5,597
Cash and cash equivalents and restricted cash, as of end of period	$7,324	$5,962

Coupang, Inc.	Q3 2025 Earnings Release	7

Supplemental Financial Information
Share Information

	As of September 30,
(in millions)	2025	2024
Outstanding common stock	1,823	1,795
Outstanding equity-based awards	76	80
Outstanding common stock and equity-based awards	1,899	1,875

Key Business Metrics and Non-GAAP Financial Measures
We review the key business and financial metrics discussed below. We use these measures to evaluate our business, measure our performance, identify trends affecting our business, formulate business plans, and make strategic decisions.
Key Business Metrics
Net Revenues per Product Commerce Active Customer and Constant Currency Net Revenues per Product Commerce Active Customer
Net revenues per Product Commerce Active Customer is the total Product Commerce net revenues generated in a period divided by the total number of Product Commerce Active Customers in that period. A key driver of growth is increasing the frequency and the level of spend of customers who are shopping on our Product Commerce apps or websites. We therefore view net revenues per Product Commerce Active Customer as a key indicator of engagement and retention of our customers and our ability to drive future revenue growth, though there may be a short-term dilutive impact when a large number of new Product Commerce Active Customers are added in a recent period.
Constant currency net revenues per Product Commerce Active Customer is the total Product Commerce net revenues generated in a period translated using the prior period exchange rate to exclude the effect of foreign exchange rate movements divided by the total number of Product Commerce Active Customers in that period. Constant currency net revenues per Product Commerce Active Customer is a key indicator to evaluate net revenues per Product Commerce Active Customer between periods as it excludes the effects of foreign currency volatility that are not indicative of customer engagement and retention.
Product Commerce Active Customers
As of the last date of each quarterly reported period, we determine our number of Product Commerce Active Customers by counting the total number of individual customers who have ordered at least once directly from our Product Commerce apps or websites during the relevant quarterly period. A customer is anyone who has created an account on our apps or websites, identified by a unique email address. The change in Product Commerce Active Customers in a reported period captures both the inflow of new customers as well as the outflow of existing customers who have not made a purchase in the period. We view the number of Product Commerce Active Customers as an indicator of future growth in our net revenue, the reach of our network, the awareness of our brand, and the engagement of our customers.

	Three Months Ended September 30,
(in millions, except net revenues per Product Commerce Active Customer)	2025	2024	% Change
Net revenues per Product Commerce Active Customer	$323	$307	5%
Net revenues per Product Commerce Active Customer (Constant Currency)	$329		7%
Product Commerce Active Customers	24.7	22.5	10%

Coupang, Inc.	Q3 2025 Earnings Release	8

Non-GAAP Financial Measures
We report our financial results in accordance with U.S. GAAP. However, management believes that certain non-GAAP financial measures provide investors with additional useful information in evaluating our performance. These non-GAAP financial measures may be different than similarly titled measures used by other companies.
Our non-GAAP financial measures should not be considered in isolation from, or as substitutes for, financial information prepared in accordance with U.S. GAAP. Non-GAAP measures have limitations in that they do not reflect all the amounts associated with our results of operations as determined in accordance with U.S. GAAP. These measures should only be used to evaluate our results of operations in conjunction with the corresponding U.S. GAAP measures.

Non-GAAP Measure	Definition	How We Use The Measure
Adjusted EBITDA
• Net income (loss), excluding the effects of:
- depreciation and amortization,
- interest expense,
- interest income,
- other income (expense), net,
- income tax expense (benefit),
- equity-based compensation,
- impairments, and
- other items not reflective of our ongoing operations.

• Provides information to management to evaluate and assess our performance and allocate internal resources.

• We believe Adjusted EBITDA and Adjusted EBITDA Margin are frequently used by investors and other interested parties in evaluating companies in the retail industry for period-to-period comparisons as they remove the impact of certain items that are not representative of our ongoing business, such as material non-cash items, acquisition-related transaction and restructuring costs, significant costs related to certain non-ordinary course legal and regulatory matters, and certain variable charges.

Adjusted EBITDA Margin	• Adjusted EBITDA as a percentage of total net revenues.
Constant Currency Revenue and Constant Currency Gross Profit
• Constant currency information compares results between periods as if exchange rates had remained constant.
• We define constant currency revenue and constant currency gross profit as total revenue and gross profit, respectively, excluding the effect of foreign exchange rate movements, and use it to determine the constant currency revenue growth and constant currency gross profit growth on a comparative basis.
• Constant currency revenue and constant currency gross profit are calculated by translating current period revenues and gross profits using the prior period exchange rate.

• The effect of currency exchange rates on our business is an important factor in understanding period-to-period comparisons. Our financial reporting currency is the U.S. dollar (“USD”) and changes in foreign exchange rates can significantly affect our reported results and consolidated trends. For example, our business generates sales predominantly in Korean Won (“KRW”), which are favorably affected as the USD weakens relative to the KRW, and unfavorably affected as the USD strengthens relative to the KRW.

• We use constant currency revenue and constant currency revenue growth, constant currency gross profit and constant currency gross profit growth for financial and operational decision-making and as a means to evaluate comparisons between periods. We believe the presentation of our results on a constant currency basis in addition to U.S. GAAP results helps improve the ability to understand our performance because they exclude the effects of foreign currency volatility that are not indicative of our actual results of operations.

Constant Currency Revenue Growth and Constant Currency Gross Profit Growth	• Constant currency revenue growth and constant currency gross profit growth (as percentages) are calculated by determining the increase in current period revenue and gross profit over prior period revenue and gross profit, where current period foreign currency revenue and gross profit are translated using prior period exchange rates.
Free Cash Flow	• Cash flow from operations Less: purchases of property and equipment, Plus: proceeds from sale of property and equipment.	• Provides information to management and investors about the amount of cash generated from our ongoing operations that, after purchases and sales of property and equipment, can be used for strategic initiatives, including investing in our business and strengthening our balance sheet, including paying down debt, repurchasing shares of our Class A Common stock, and paying dividends to stockholders.

Coupang, Inc.	Q3 2025 Earnings Release	9

Reconciliations of Non-GAAP Measures
A reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty of expenses that may be incurred in the future. However, it is important to note that these factors could be material to Coupang’s results computed in accordance with GAAP. Certain amounts may not foot due to rounding.
The following tables present the reconciliations from each U.S. GAAP measure to its corresponding non-GAAP measure for the periods noted:
Constant Currency Revenue and Constant Currency Revenue Growth

	Three Months Ended September 30,				Year over Year Growth
	2025			2024
(in millions)	As Reported	Exchange Rate Effect	Constant Currency Basis	As Reported	As Reported	Constant Currency Basis
Consolidated
Net retail sales	$7,081	$109	$7,190	$6,140	15%	17%
Net other revenue	2,186	36	2,222	1,726	27%	29%
Total net revenues	$9,267	$145	$9,412	$7,866	18%	20%

Net Revenues by Segment
Product Commerce	$7,980	$155	$8,135	$6,891	16%	18%
Developing Offerings	1,287	(10)	1,277	975	32%	31%
Total net revenues	$9,267	$145	$9,412	$7,866	18%	20%
Constant Currency Gross Profit and Constant Currency Gross Profit Growth

	Three Months Ended September 30,				Year over Year Growth
	2025			2024
(in millions)	As Reported	Exchange Rate Effect	Constant Currency Basis	As Reported	As Reported	Constant Currency Basis
Gross Profit by Segment
Product Commerce	$2,564	$51	$2,615	$2,068	24%	26%
Developing Offerings	156	(3)	153	201	(22)%	(24)%
Gross profit	$2,720	$48	$2,768	$2,269	20%	22%
Free Cash Flow

	Three Months Ended September 30,		Trailing Twelve Months Ended September 30,
(in millions)	2025	2024	2025	2024
Net cash provided by operating activities	$792	$334	$2,367	$1,818
Adjustments:
Purchases of land and buildings	(78)	(188)	(190)	(274)
Purchases of equipment	(275)	(192)	(915)	(625)
Total purchases of property and equipment	(353)	(380)	(1,105)	(899)
Proceeds from sale of property and equipment	3	4	6	15
Total adjustments	$(350)	$(376)	$(1,099)	$(884)
Free cash flow	$442	$(42)	$1,268	$935
Net cash used in investing activities	$(366)	$(383)	$(1,019)	$(941)
Net cash provided by (used in) financing activities	$152	$(9)	$280	$(252)

Coupang, Inc.	Q3 2025 Earnings Release	10

Adjusted EBITDA and Adjusted EBITDA Margin

	Three Months Ended September 30,		Trailing Twelve Months Ended September 30,
(in millions)	2025	2024	2025	2024
Total net revenues	$9,267	$7,866	$33,664	$28,864

Net income attributable to Coupang stockholders	95	70	390	1,030
Net loss attributable to noncontrolling interests	—	(6)	(19)	(63)
Net income	95	64	371	967
Net income margin	1.0%	0.8%	1.1%	3.4%
Adjustments:
Depreciation and amortization	133	112	501	390
Interest expense	22	36	110	113
Interest income	(52)	(55)	(205)	(217)
Income tax expense (income)	70	68	483	(603)
Other expense (income), net	27	(4)	18	(6)
Acquisition and restructuring related losses, net	—	8	67	85
KFTC administrative fine	—	—	—	121
Fulfillment Center Fire insurance gain	—	—	(175)	—
Equity-based compensation	118	114	474	397
Adjusted EBITDA	$413	$343	$1,644	$1,247
Adjusted EBITDA margin	4.5%	4.4%	4.9%	4.3%

Coupang, Inc.	Q3 2025 Earnings Release	11